                                                                   Exhibit 10.18

                         SUBSCRIPTION AGENCY AGREEMENT


     This SUBSCRIPTION AGENCY AGREEMENT (this "Agreement") is entered into as of
                                               ---------
this ____ day of ____________, 1997 among Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), The First National Bank of
                                       --------
Boston, as subscription agent (the "Subscription Agent"), and The First National
                                    ------------------
Bank of Boston, as transfer agent and registrar.

     WHEREAS, ATLANTIC has caused a Registration Statement on Form S-11 (File No. 333-27067) (the "Registration Statement") to be filed with the Securities
                     ----------------------
and Exchange Commission (the "Commission") under the Securities Act of 1933, as
                              ----------
amended (the "Act"), relating to a proposed distribution by ATLANTIC of
              ---
transferable subscription rights (the "Rights") and sale of newly issued shares
                                       ------
of common stock, par value $.01 per share (the "Shares"), of ATLANTIC upon the
                                                ------
exercise of such Rights or otherwise (the "Rights Offering");
                                           ---------------

     WHEREAS, ATLANTIC has caused the prospectus contained in the Registration Statement to be prepared and filed with the Commission under the Act (the "Prospectus");
 ----------

     WHEREAS, the Rights will be distributed to holders of record of Shares as of the close of business on _____________, 1997, (the "Record Date") at a ratio
                                                       -----------
of one Right for each Share held on the Record Date;

     WHEREAS, Rights holders will be entitled to purchase one Share at a price
of $    (the "Subscription Price") for each ________ Rights held;
   ----       ------------------

     WHEREAS, ATLANTIC has authorized the issuance of an aggregate number of _________ authorized and unissued Shares (the "Underlying Shares") equal to
                                               -----------------
one-__________ of the aggregate number of Rights to be distributed pursuant to the Rights Offering; and

     WHEREAS, ATLANTIC desires the Subscription Agent and the transfer agent and registrar to act on its behalf in connection with the Rights Offering as set forth herein, and the Subscription Agent and the transfer agent and registrar are willing so to act;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     SECTION 1.  Appointment of Subscription Agent.  ATLANTIC hereby appoints
                 ----------------------------------
the Subscription Agent to act as agent for ATLANTIC in accordance with the instructions set forth in this Agreement, and the Subscription Agent hereby accepts such appointment. ATLANTIC may from time to time appoint such co-subscription agents as it may deem necessary or desirable.

     SECTION 2.  Issuance of Securities.
                 ----------------------

     (a) ATLANTIC has authorized the issuance of the Rights and, following the Record Date, will issue such Rights to holders of record of Shares as of the close of business on the Record Date at a ratio of one Right for each Share held on the Record Date. The Subscription Agent shall provide the transfer agent and registrar such assistance as ATLANTIC may require in order to effect the distribution of the Rights to holders of record of Shares as of the close of business on the Record Date, including assistance in determining the number of Rights to be distributed to each such record holder and assistance in distributing the Rights Certificates (as defined below) evidencing the Rights and all other ancillary documents.

     (b) ATLANTIC has authorized the issuance of and will hold in reserve the Underlying Shares, and upon the valid exercise of Rights, ATLANTIC will issue Underlying Shares to validly exercising Rights holders as set forth in the Prospectus.

     SECTION 3.  Subscription Right; Rights Certificates.
                 ----------------------------------------

     (a)  Each holder of Rights, upon the valid exercise thereof pursuant to
Section 7 hereof, is entitled to purchase from ATLANTIC one Share at the Subscription Price for each ________ Rights held.

     (b)  The Rights shall be evidenced by certificates (the "Rights
                                                              ------
Certificates").  The Rights Certificates (and the form of election to exercise
------------
or transfer Rights to be printed on the reverse thereof) shall be substantially in the form attached as Exhibit A hereto. The Rights Certificates shall be
                        ---------
fully transferable.

     SECTION 4.  Signature and Registration.
                 ---------------------------

     (a) The Rights Certificates shall be executed on behalf of ATLANTIC by its Co-Chairman and by its Secretary by facsimile signature. Any Rights Certificate may be signed on behalf of ATLANTIC by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of ATLANTIC to sign such Rights Certificate, even if at the date of the execution of this Agreement or the date of the actual issuance of such Rights Certificate, any such person is not such an officer.

     (b) The transfer agent and registrar will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Rights issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights and the number of Rights evidenced by each outstanding Rights Certificate.

     SECTION 5.  Division, Combination and Exchange of Rights Certificates;
                 ----------------------------------------------------------
Lost, Stolen, Destroyed or Mutilated Rights Certificates.
---------------------------------------------------------

     (a) Subject to the provisions of Section 9 hereof, any Rights Certificate, or any two or more Rights Certificates, may be divided, combined or exchanged for any number of Rights Certificates or for a single Rights Certificate of different denomination; provided, however, that the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so issued shall not exceed the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered in exchange therefor. The foregoing notwithstanding, a bank, trust company, securities dealer or broker holding Shares on the Record Date for more than one beneficial owner may, by submitting a written request prior to 5:00 p.m., Eastern Daylight Time, on _______________, 1997 and, upon proper showing to the Subscription Agent, exchange its Rights Certificate to obtain Rights Certificates for the number of Rights which each such beneficial owner would have been entitled to receive pursuant to Section 2(a) hereof had each such beneficial owner been the holder of record of such beneficial owner's Shares on the Record Date; provided, however, that ATLANTIC reserves the right to refuse to issue any such Rights Certificate or Rights Certificates if such issuance would be inconsistent with the principle that each beneficial owner's holding will be rounded up to the nearest whole Right. No Rights Certificates evidencing fractional Rights will be issued upon division, combination or exchange of other Rights Certificates, and any instructions to divide, combine or exchange Rights Certificates which would result in the issuance of Rights Certificates evidencing fractional Rights shall be rejected.

     (b) Any holder desiring to divide, combine or exchange any Rights Certificate or Rights Certificates shall make such requests in writing to the Subscription Agent, and shall surrender the Rights Certificate or Rights Certificates to be divided, combined or exchanged to the Subscription Agent. Thereupon the Subscription Agent shall deliver to the person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. In all cases of transfer by an attorney-in-fact, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Subscription Agent. In all cases of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority satisfactory to the Subscription Agent shall be produced and may be required to be deposited and to remain with the Subscription Agent in its discretion. ATLANTIC may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any division, combination or exchange of Rights Certificates.

     (c) Upon receipt by ATLANTIC and the Subscription Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity and/or security satisfactory to them, which may be in the form of an open penalty bond, and reimbursement to ATLANTIC and the Subscription Agent of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Rights Certificate if mutilated, the transfer agent and registrar will make and deliver a new Rights Certificate of like denomination to the Subscription Agent for delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. If required by ATLANTIC or the Subscription Agent an indemnity bond must be sufficient in the judgment of both to protect ATLANTIC, the Subscription Agent or any agent thereof from any loss which any of them may suffer if a Rights Certificate is replaced.

     SECTION 6.  Subsequent Issuance of Rights Certificates.  Subsequent to
                 -------------------------------------------
their original issuance, no Rights Certificates shall be issued except (a) Rights Certificates issued upon any transfer, division, combination or exchange of Rights pursuant to Section 5(a), Section 5(b) or Section 10 hereof, (b) Rights Certificates issued in replacement of lost, stolen, destroyed or mutilated Rights Certificates pursuant to Section 5(c) hereof and (c) Rights Certificates issued pursuant to Section 7(h) hereof upon the partial exercise of any Rights Certificate to evidence the unexercised portion of such Rights Certificate.

     SECTION 7.  Exercise of Rights; Exercise Price; Expiration Date.
                 ----------------------------------------------------

     (a) The holder of any Rights Certificate may exercise some or all of the Rights evidenced thereby (but not in amounts other than _______ Rights or integral multiples thereof) by delivering to the Subscription Agent, prior to 5:00 p.m., Eastern Daylight Time, on ______________, 1997 (the "Expiration
                                                                ----------
Date"), the properly completed and duly executed Rights Certificate, together
----
with payment of the full Subscription Price for each Share subscribed for pursuant to the exercise of such Rights. In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), such Rights may
                                                          ---
be exercised by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each Share subscribed for pursuant to the exercise of such Rights. Alternatively, the holder of any Rights Certificate may exercise the Rights evidenced thereby by effecting compliance with the procedures for guaranteed delivery set forth in Section 7(b) hereof.

     (b) If, prior to 5:00 p.m., Eastern Daylight Time, on the Expiration Date, the Subscription Agent has received a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form distributed with the Rights Certificates specifying the name of the holder of Rights and the number of Shares subscribed for (stating separately the number of Shares subscribed for pursuant to the exercise of Rights and the number of Shares subscribed for pursuant to the Oversubscription Privilege) and guaranteeing that the properly completed and duly executed Rights Certificate and payment of the full Subscription Price for each Share subscribed for will be delivered to the Subscription Agent within three New York Stock Exchange, Inc. ("NYSE") trading
                                                                ----
days after the Expiration Date, such subscription may be accepted; however, the Subscription Agent shall withhold the certificates for the Shares until receipt of the properly completed and duly executed Rights Certificate and payment of such amount within such time period. The Notice of Guaranteed Delivery must be guaranteed by a commercial bank or a trust company having an office, branch or agency in the United States, or by a member of a Stock Transfer Association approved medallion program such as STAMP, SEMP or MSP (an "Eligible
                                                           --------
Institution").
-----------

     (c) The Rights shall expire at 5:00 p.m., Eastern Daylight Time, on the Expiration Date.

     (d) The Subscription Price shall be payable in United States currency (i) by personal check, cashier's check, bank draft or money order drawn on a bank located in the United States payable to "ATLANTIC Escrow Account" or (ii) by wire transfer of funds to the account maintained by the Subscription Agent for such purpose at The First National Bank of Boston, ABA No. 011000390. The Subscription Price shall be deemed to have been received by the Subscription Agent only upon (i) clearance of any personal check, (ii) receipt by the Subscription Agent of any cashier's check, bank draft or money order or (iii) receipt of good funds in the Subscription Agent's account designated above, in payment of the Subscription Price.

     (e) If an exercising Rights holder has not indicated the number of Rights being exercised, or if the Subscription Price payment forwarded by such holder to the Subscription Agent is not sufficient to purchase the number of Shares subscribed for, the Rights holder will be deemed to have exercised the maximum number of whole Rights which may be exercised for the Subscription Price delivered to the Subscription Agent and, to the extent that the Subscription Price payment delivered by an exercising Rights holder exceeds the Subscription Price multiplied by the maximum number of whole Rights which may be exercised (such excess being the "Subscription Excess"), the Subscription Agent, as soon
                        -------------------
as practicable after such exercise of Rights, shall mail to such Rights holder the Subscription Excess paid by such holder without interest or deduction.

     (f) A holder of Shares on the Record Date who validly exercises all of such holder's Rights will have the further right (the "Oversubscription
                                                       ----------------
Privilege") to oversubscribe for additional Shares, at the Subscription Price,
---------
to the extent all of the Underlying Shares have not been purchased through the exercise of Rights (except for Shares underlying Rights issued to Security Capital Group Incorporated, which will not be available for oversubscriptions). Holders of Shares so entitled to exercise the Oversubscription Privilege may subscribe for as many Shares as desired (subject to the maximum number of Underlying Shares) in the manner set forth in this Section 7. If the demand for Shares pursuant to the Oversubscription Privilege exceeds the number of Shares available, holders of Shares on the Record Date shall participate in the Oversubscription Privilege (up to, but not exceeding, the number of Shares oversubscribed for by each such holder) pro rata based upon the number of Rights exercised by each such person (without regard to the number of Shares oversubscribed for by each such person under the Oversubscription Privilege), with fractional Shares adjusted in any manner ATLANTIC deems appropriate.

     (g) The Subscription Agent shall pay to, credit to the account of or otherwise transfer to ATLANTIC all funds received by the Subscription Agent in payment of the Subscription Price for Shares subscribed for pursuant to the exercise of Rights and the Oversubscription Privilege, as soon as practicable following the Expiration Date and any funds received pursuant to the Oversubscription Privilege or from subscribers as provided in Section 8(b) which are not used to purchase Shares shall be returned to the appropriate subscriber. If the Rights Offering is withdrawn or terminated for any reason, the Subscription Agent will return to each subscriber all funds received from such subscriber, together with a pro rata share of any net interest thereon. No interest will be paid on funds returned due to the proration of oversubscriptions

(either pursuant to the Oversubscription Privilege or the sale to third-party purchasers of Shares for which subscriptions are not received or accepted) or otherwise.

     (h) In case the holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the number of Rights remaining unexercised shall be issued by the Subscription Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 9 hereof.

     (i) The Subscription Agent is authorized to accept Rights Certificates (other than Rights Certificates delivered in accordance with the procedure for guaranteed delivery set forth in Section 7(b)), or transfers of Rights to its account at DTC, received prior to 5:00 p.m., Eastern Daylight Time, on the Expiration Date.

     (j) Once a holder of Rights has exercised a Right, such exercise may not be revoked.

     (k) Unless a Rights Certificate (i) provides that the Shares to be issued pursuant to the exercise of Rights represented thereby are to be registered in the name and delivered to the holders of such Rights or (ii) is submitted for the account of an Eligible Institution, signatures on such Rights Certificate must be guaranteed by an Eligible Institution.

     SECTION 8.  Delivery of Share Certificates.
                 ------------------------------

     (a) As soon as practicable after the Expiration Date and the receipt of all required documents and payment in full of the Subscription Price, the Subscription Agent shall deliver to each exercising Rights holder certificates representing the Shares purchased pursuant to the exercise of Rights or the Oversubscription Privilege.

     (b) In the event that ATLANTIC or Security Capital Markets Group Incorporated, a Delaware corporation ("Capital Markets Group"), place with
                                       ---------------------
third-party purchasers any of the Underlying Shares not subscribed for pursuant to the exercise of Rights or the Oversubscription Privilege, ATLANTIC and Capital Markets Group will give the Subscription Agent not less than forty-eight hours' notice in writing as to the number of Shares which are to be issued, together with a list of the names and denominations in which certificates for such Shares are to be issued. As soon as practicable thereafter, the Subscription Agent shall deliver to each such third-party purchaser certificates representing such Shares.

     SECTION 9.  Fractional Rights and Shares.
                 -----------------------------

     (a) ATLANTIC shall not issue fractions of Rights nor shall the Subscription Agent distribute Rights Certificates which evidence fractional Rights. All questions as to the validity and eligibility of any rounding of fractional Rights shall be determined by ATLANTIC in its sole discretion, which determinations shall be final and binding.

     (b) ATLANTIC shall not issue fractional Shares to exercising Rights holders upon the exercise of Rights. ATLANTIC may adjust for fractional Shares resulting from the exercise of the Oversubscription Privilege in any manner it deems appropriate.

     SECTION 10.  Transfer of Rights.  Any holder may transfer (a) all of the
                  -------------------
Rights evidenced by a Rights Certificate by properly endorsing the Rights Certificate for transfer in accordance with the instructions accompanying the Rights Certificate or (b) part of the Rights evidenced by a Rights Certificate (but not fractional Rights) by delivering to the Subscription Agent such Rights Certificate properly endorsed for transfer, with instructions to register the Rights to be transferred in the name of the transferee (and to issue a new Rights Certificate to the transferee evidencing such transferred Rights), and with signatures guaranteed by an Eligible Institution. In such event, the Subscription Agent shall issue a new Rights Certificate evidencing the balance of the Rights to the holder or, if so instructed, to an additional transferee.

     SECTION 11.  Foreign Shareholders.  The Subscription Agent shall not mail
                  ---------------------
Rights Certificates to holders of Shares whose addresses are outside the United States, Mexico and the province of Ontario, Canada. The Subscription Agent shall hold such Rights Certificates for the account of such holders and upon notice from such holders shall sell the Rights, if feasible, on their behalf.
If no instructions have been received prior to 10:00 a.m., Eastern Daylight Time, on the fifth business day immediately preceding the Expiration Date, the Subscription Agent shall sell such Rights, if feasible, and shall remit the net proceeds, if any, to such holders promptly following the Expiration Date. If such Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent for the sale of all Rights sold by the Subscription Agent on that day pursuant to this Section 11, less any applicable brokerage commissions, taxes and other expenses, provided that ATLANTIC shall pay the fees of the Subscription Agent in respect of such sales. In connection therewith, the Subscription Agent agrees that it (a) is acting solely on behalf and for the benefit of such holders who wish to sell their Rights and not as agent, or on behalf, of ATLANTIC, (b) shall not accept any instructions from ATLANTIC with respect to the timing of such sales, (c) shall effect all such sales in accordance with applicable law and (d) shall not effect any such sales in a manner that would cause a material adverse change in the market for the Rights.

     SECTION 12.  Reports.  The Subscription Agent shall notify both ATLANTIC
                  -------
and its designated representatives by telephone as requested during the period commencing with the mailing of Rights Certificates and ending on the Expiration Date (and in the case of guaranteed deliveries pursuant to Section 7(b), the period ending three business days after the Expiration Date), which notice shall thereafter be confirmed in writing, of (a) the number of Rights exercised on the day of such request, (b) the number of Shares subscribed for pursuant to the exercise of Rights and the number of such Shares for which payment has been received on such day, (c) the number of Shares subscribed for pursuant to the Oversubscription Privilege on such day, (d) the number of Shares subject to guaranteed delivery pursuant to Section 7(b) on such day, (e) the number of Rights for which defective exercises have been received on such day, (f) the number of Shares for which subscription forms have been received from third-party purchasers as contemplated by Section 8(b) on such day and (g) cumulative totals derived from the information set forth in clauses (a) through (f) above. At or before 5:00 p.m., Eastern Daylight Time, on the first business day following the Expiration Date, the Subscription Agent shall certify in writing to ATLANTIC the cumulative totals through the Expiration Date derived from the information set forth in clauses (a) through (f) above. The Subscription Agent shall also maintain and update a listing of holders who have fully or partially exercised their Rights, holders who have transferred their Rights and their transferees and holders who have not exercised their Rights. The Subscription Agent shall provide ATLANTIC or its designated representatives with the information compiled pursuant to this
Section 12 as any of them shall request. The Subscription Agent hereby represents, warrants and agrees that the information contained in each notification referred to in this Section 12 shall be accurate in all material respects.

     SECTION 13.  Future Instructions and Interpretation.
                  --------------------------------------

     (a) All questions as to the timeliness, validity, form and eligibility of any exercise of Rights will be determined by ATLANTIC, which determinations shall be final and binding. ATLANTIC in its sole discretion may waive any defect or irregularity, permit a defect or irregularity to be corrected within such time as it may determine or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as ATLANTIC determines in its sole discretion. Neither ATLANTIC nor the Subscription Agent shall be under any duty to give notification of any defect or irregularity in connection with the submission of Rights Certificates or incur any liability for failure to give such notification.

     (b) The Subscription Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any authorized officer of ATLANTIC and to apply to such officers for advice or instructions in connection with its duties and it shall not be liable for any action taken or omitted by it in good faith in accordance with the instructions of any such officer.

     SECTION 14.  Payment of Taxes.  ATLANTIC covenants and agrees that it will
                  ----------------
pay when due and payable all documentary, stamp and other taxes, if any, which may be payable in respect of the issuance or delivery of any Rights or Shares; provided, however, that ATLANTIC shall not be liable for any tax liability arising out of any transaction which results in, or is deemed to be, an exchange of Rights or Shares or a constructive dividend with respect to the Rights or Shares; and provided, further, that ATLANTIC shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the transfer or delivery of any Rights Certificate or the issuance or delivery of certificates for Shares in a name other than that of the registered holder of the Rights Certificate evidencing the Rights exercised or transferred, and the Subscription Agent shall not register any such transfer or issue any such certificate until such tax or governmental charge, if required, shall have been paid.

     SECTION 15.  Cancellation and Destruction of Rights Certificates.  All
                  ---------------------------------------------------
Rights Certificates surrendered for the purpose of exercise, division, combination, exchange or transfer shall be canceled by the Subscription Agent, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. ATLANTIC shall deliver to the Subscription Agent for cancellation, and the Subscription Agent shall cancel, any other Rights Certificate purchased or acquired by ATLANTIC otherwise than upon the exercise thereof. The Subscription Agent shall deliver all canceled Rights Certificates to ATLANTIC, or shall, at the written request of ATLANTIC, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to ATLANTIC.

     SECTION 16.  Right of Action.  All rights of action in respect of this
                  ---------------
Agreement are vested in ATLANTIC and the respective registered holders of the Rights Certificates, and any registered holder of any Rights Certificate, without the consent of the Subscription Agent or the holder of any other Rights Certificate, may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against ATLANTIC to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.

     SECTION 17.  Concerning the Subscription Agent; Indemnification.
                  --------------------------------------------------

     (a) ATLANTIC agrees to pay to the Subscription Agent compensation in accordance with the schedule of fees attached hereto as Exhibit B for all
                                                        ---------
services rendered by it hereunder and, from time to time, on demand of the Subscription Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.

     (b) ATLANTIC also agrees to indemnify and hold the Subscription Agent harmless against any losses, claims, damages, liabilities, costs or expenses (including reasonable fees and disbursements of legal counsel) which the Subscription Agent may incur or become subject to arising from or out of any claim or liability resulting from actions taken as Subscription Agent pursuant to this Agreement; provided, however, that such covenant and agreement does not extend to, and the Subscription Agent shall not be indemnified or held harmless with respect to, losses, claims, damages, liabilities, costs or expenses incurred or suffered by the Subscription Agent as a result, or arising out, of the Subscription Agent's negligence, misconduct, bad faith or breach of this Agreement. In connection therewith: (i) in no case shall ATLANTIC be liable with respect to any claim against the Subscription Agent unless the Subscription Agent shall have notified ATLANTIC in writing of the assertion of such claim against it or of any action commenced against it with respect to such claim, promptly after the Subscription Agent shall have notice of a claim or shall have been served with the summons or other legal process giving information as to the nature and basis of the claim; (ii) ATLANTIC shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim and, if ATLANTIC so elects, it shall assume the defense of any such suit, in which event ATLANTIC shall not be liable for the fees and expenses of any additional counsel that the Subscription Agent may retain, so long as ATLANTIC shall retain counsel reasonably satisfactory to the Subscription Agent, in the exercise of the Subscription Agent's reasonable judgment, to defend such suit; and (iii) the Subscription Agent agrees not to settle any litigation in connection with any claim or liability with respect to which it may seek indemnification from ATLANTIC without the prior written consent of ATLANTIC.

     (c) The Subscription Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted by it without negligence, misconduct, bad faith or breach of this Agreement in connection with its administration of this Agreement in reliance upon any document reasonably believed by it to be genuine and to be executed and, where necessary, acknowledged or guaranteed by the proper person or persons.

     (d) Anything in this Agreement to the contrary notwithstanding, in no event shall the Subscription Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Subscription Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     SECTION 18.  Merger or Consolidation of Subscription Agent.  Any
                  ---------------------------------------------
corporation into which the Subscription Agent or any successor Subscription Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Subscription Agent or any successor Subscription Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Subscription Agent or any successor Subscription Agent, shall be the successor to the Subscription Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     SECTION 19.  Duties of Subscription Agent.  The Subscription Agent
                  ----------------------------
undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which ATLANTIC and the holders of Rights Certificates by their acceptance thereof shall be bound:

     (a) The Subscription Agent may consult with legal counsel (who may be, but is not required to be, legal counsel for ATLANTIC), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Subscription Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

     (b) Whenever in the performance of its duties under this Agreement the Subscription Agent shall deem it necessary or desirable that any fact or matter be proved or established by ATLANTIC prior to taking or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a Co-Chairman of the Board, a Managing Director or a Vice President (including any Senior Vice President) and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of ATLANTIC and delivered to the Subscription Agent; and such certificate shall be full authorization to the

Subscription Agent for any action taken or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Subscription Agent shall be liable hereunder only for its own negligence, misconduct or bad faith.

     (d) The Subscription Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by ATLANTIC only.

     (e) The Subscription Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Subscription Agent) or in respect of the validity or execution of any Rights Certificate; nor shall it be responsible for any breach by ATLANTIC of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Shares will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

     (f) ATLANTIC agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Subscription Agent for the carrying out or performing by the Subscription Agent of the provisions of this Agreement.

     (g) Nothing herein shall preclude the Subscription Agent from acting in any other capacity for ATLANTIC.

     (h) The Subscription Agent shall comply with the information and backup withholding requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, where appropriate, on a timely basis,
 ----
filing with the Internal Revenue Service and furnishing to holders of Rights duly completed Forms 1099B. The Subscription Agent shall also collect and duly preserve Forms W-8 and W-9 and other forms or information necessary to comply with the backup withholding requirements of the Code. The Subscription Agent shall have no obligation to furnish distributees of Rights with Forms 1099DIV or to withhold any taxes with respect to the distribution of Rights.

     (i) The Subscription Agent shall withhold from payments made to record owners amounts sufficient to comply with the backup withholding requirements of the Code. For purposes of backup withholding that may be applicable in respect of Rights distributed to record owners other than foreign holders, the Subscription Agent shall withhold and sell Rights on behalf of such record owners in amounts necessary to satisfy such backup withholding requirements.

     SECTION 20.  Notices to ATLANTIC, Holders and Subscription Agent.  All
                  ---------------------------------------------------
notices and other communications provided for or permitted hereunder shall be made by hand delivery, prepaid first-class mail, or telecopier:

          (a)  if to ATLANTIC, to:

          Security Capital Atlantic Incorporated
          Six Piedmont Center
          Atlanta, Georgia 30305
          Attention: Jeffrey A. Klopf
          Telecopier:  (404) 233-2379

          (b)  if to the Subscription Agent, to:

          The First National Bank of Boston
          150 Royall Street M.S. 45-02-53
          Canton, Massachusetts 02021
          Attention: _________________________
          Telecopier: (617) 575-2233

          (c) if to a registered holder, at the address shown on the Share register of ATLANTIC.

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed as aforesaid; and when receipt is acknowledged, if telecopied.

     SECTION 21.  Supplements and Amendments.  ATLANTIC and the Subscription
                  --------------------------
Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, or to make any other provisions in regard to matters or questions arising hereunder which ATLANTIC and the Subscription Agent may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Rights Certificates.

     SECTION 22.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of ATLANTIC or the Subscription Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 23.  Termination.  This Agreement shall terminate at 5:00 p.m.,
                  -----------
Eastern Daylight Time, on the thirtieth day following the Expiration Date. Upon termination of this Agreement, and provided that all subscriptions for Shares accepted prior to such termination are issued and delivered by ATLANTIC, ATLANTIC shall be discharged from all obligations under this Agreement except for its obligation to the Subscription Agent under Section 17 hereof and except with respect to the obligation of ATLANTIC to provide instructions and directions to the Subscription Agent as provided in this Agreement.

     SECTION 24.  Governing Law.  This Agreement and each Rights Certificate
                  -------------
shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be construed in accordance with the internal laws of said State.

     SECTION 25.  Benefits of This Agreement.  Nothing in this Agreement shall
                  --------------------------
be construed to give to any person or corporation other than ATLANTIC, the Subscription Agent and the holders of the Rights Certificates any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of ATLANTIC, the Subscription Agent and the holders of the Rights Certificates.

     SECTION 26.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 27.  Descriptive Headings.  Descriptive headings of the several
                  --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.

                                 SECURITY CAPITAL ATLANTIC INCORPORATED



                                 By:
                                     ----------------------------------
                                 Name:  Jeffrey A. Klopf
                                 Title:  Secretary

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                 Subscription Agent


                                 By:
                                    -----------------------------------
                                 Name:
                                      ---------------------------------
                                 Title:
                                       --------------------------------


                                 THE FIRST NATIONAL BANK OF BOSTON, transfer agent and registrar



                                 By:
                                    -----------------------------------
                                 Name:
                                      ---------------------------------
                                 Title:
                                       --------------------------------